FOURTH AMENDMENT AGREEMENT

          This FOURTH AMENDMENT AGREEMENT, dated as of January 27, 1999 (the "Agreement"), is among Specialty Retailers, Inc. (the "Borrower"), Stage Stores, Inc. (the "Parent"), the banks named therein (the "Banks") and Credit Suisse First Boston, as Administrative Agent, Collateral Agent, Swingline Bank and L/C Bank (the "Administrative Agent").


                 PRELIMINARY STATEMENT

          WHEREAS, the Borrower, the Parent, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of June 17, 1997, as amended through the date hereof (the
"Credit Agreement");

          WHEREAS, the Borrower has requested the amendment of certain provisions set forth in the Credit Agreement;

          WHEREAS, the Banks have agreed to amend the specific provisions set forth herein under the terms and conditions set forth herein;

          NOW, THEREFORE, the parties hereto hereby agree as follows:


          SECTION 1.     Defined Terms.  Capitalized terms used
and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          SECTION 2.     Amendments.   The Banks hereby agree to
amend the Credit Agreement as follows:

     (a) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended by inserting the following at the end of the clause (vi) thereof:

          "plus (vii) to the extent shrinkage expense exceeds $15,200,000 in fiscal year 1998 and is deducted in the calculation of Consolidated Net Income for such period, the amount of such excess up to $4,250,000 in the fourth quarter of fiscal year 1998."

     (b)  The definition of "Consolidated Net Income" in Section
1.1 of the Credit Agreement is hereby further amended by replacing the words "fourth quarter of fiscal year 1998" with the words "fourth quarter of fiscal year 1999".



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     (c)  The definition of "Excess Cash Flow" in Section 1.1  of the Credit Agreement is hereby amended by replacing the words
"fourth quarter of fiscal year 1998" in clause (x) thereof with the words "fourth quarter of fiscal year 1999".

     (d) The definition of "Margin Percentage" in Section 1.1 of the Credit Agreement is hereby amended by (i) amending Category 5 and adding a new Category 6, each as set forth below:


                Adjusted        Commitment    Euro-      Base
                Leverage         Fee Per     dollar     Rate
                  Ratio          centage     Margin    Margin

Category 5   < or = 4.5 to 1       0.50%      2.25%     1.25%
              and > 4.0 to 1


Category 6      >4.5 to 1          0.50%      2.75%     1.75%


and (ii) by replacing the words "Category 5" at the end of clause
(ii) in the first proviso with the words "Category 6".

     (e) Section 2.12(a) of the Credit Agreement is hereby amended by inserting the following after the words "Asset Sale" in the third line thereof:

          "(other than an Asset Sale permitted under Section
6.13)"

     (f) Section 2.12(f) of the Credit Agreement is hereby amended by adding the following before the "." at the end thereof:

          "provided further, that from the effective date of the Fourth Amendment Agreement, dated as of January 27, 1999 through July 31, 1999, for the twelve month period ending July 31, 1999, the Borrower shall prepay, repay or not borrow the Revolving Loans and Swingline Loans so as to cause the aggregate outstanding principal amount of Revolving Loans and Swingline Loans not to exceed $70,000,000 during a period of not less than thirty consecutive days during such period".

     (g) Section 6.1(a) (i) of the Credit Agreement is hereby amended by deleting the grid set forth therein and replacing it with the following:

          Date                                         Ratio

          "From the Closing Date until
          July 31, 1998                                4.5:1

          October 31, 1998                             5.1:1

          January 30, 1999                             6.5:1

          May 1, 1999                                  8.7:1

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          July 31, 1999                                8.4:1

          October 30, 1999                             7.3:1

          January 29, 2000 and thereafter              4.5:1"

     (h) 6.01(a)(ii) of the Credit Agreement is hereby amended by deleting the grid set forth therein and replacing it with the following:

          Date                                    Ratio

          "From the Closing Date until
            October 31, 1998                      4.0:1

          January 30, 1999                        5.0:1

          May 1, 1999                             6.8:1

          July 31, 1999                           6.5:1

          October 30, 1999                        5.7:1

          January 29, 2000 and thereafter         4.0:1"

     (i) Section 6.1(b) of the Credit Agreement is hereby amended by deleting the grid set forth therein and replacing it with the following:

          Four Fiscal Quarters Ending On          Ratio

          "From the Closing Date until
            October 31, 1998                      2.25:1

          January 30, 1999                        1.80:1

          May 1, 1999                             1.30:1

          July 31, 1999                           1.30:1

          October 30, 1999                        1.50:1

          January 29, 2000 and thereafter         2.25:1"

     (j) Section 6.01(c) of the Credit Agreement is hereby amended by deleting "1.25:1:" and replacing it with the following:

          "the ratio set forth below:

          Date                                    Ratio

          From the Closing Date until
            January 30, 1999                      1.25:1

          May 1, 1999                             1.05:1

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          July 31, 1999                           1.05:1

          October 30, 1999                        1.05:1

          January 29, 2000 and thereafter         1.25:1"

     (k) Section 6.13 of the Credit Agreement is hereby amended by adding before the "." at the end thereof, the words ", other than such transactions the Net Cash Proceeds of which in the aggregate do not exceed $10,000,000."

          Except as otherwise specified above, there is no amend ment of any other term, condition or provision of the Credit
Agreement all of which are hereby ratified and confirmed by the Borrower and the Parent.

          SECTION 3. Representations and Warranties; No Defaults. Each Loan Party hereby represents and warrants that after giving effect to the amendments set forth in Section 2 of this Agreement, (a) the representations and warranties contained in the Credit Agreement and Loan Documents are correct on the effective date of this Agreement, and (b) no Default or Event of Default has occurred or is continuing on the date hereof and on the effective date of this Agreement.

          SECTION 4. Counterparts. This Agreement (a) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument, (b) shall be effective only in this specific instance for the specific purpose set forth herein, and (c) does not allow any other or further departure from the terms of the Credit Agreement or the Loan Documents, which terms shall continue in full force and effect.
          SECTION 5. Conditions to Effectiveness. This Agree ment shall become effective as of the date hereof when (a) copies hereof, when taken together, bearing the signatures of each of the Loan Parties and the Required Banks have been received by the Administrative Agent and (b) an amendment fee of 0.25% of the Commitments of the Banks who have returned executed signature pages of this Agreement to the Administrative Agent by 5:00 p.m. New York City time on Wednesday, January 27, 1999 has been received from the Borrower by the Administrative Agent.

          SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first written above.


                         SPECIALTY RETAILERS, INC.


                         By: /s/ Mark Hess
                               Name:  Mark Hess
                               Title: Treasurer




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                         STAGE STORES, INC.


                         By: /s/ James A. Marcum
                               Name:  James A. Marcum
                               Title: Vice Chairman and
                                      Chief Financial Officer


                         CREDIT SUISSE FIRST BOSTON,
                            as Administrative Agent, Collateral
                            Agent,
                            Swingline Bank and L/C Bank


                         By: /s/ Chris T. Horgan
                               Name:  Chris T. Horgan
                               Title: Vice President

                         By: /s/ Kristin Lepri
                               Name:  Kristin Lepri
                               Title: Associate



                         BEAR STEARNS INVESTMENT PRODUCTS INC.


                         By: /s/ Harry Rosenberg
                               Name:  Harry Rosenberg
                               Title: Authorized Signatory



                         BANK UNITED


                         By: /s/ Phil Green
                               Name:  Phil Green
                               Title: Director - Commercial Syndication



                         BANQUE WORMS CAPITAL CORPORATION


                         By: /s/ C. deKlerk
                               Name:  C. deKlerk
                               Title: Vice President

                         By: /s/ F. Garnet
                               Name:  F. Garnet
                               Title: Senior Vice President






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                         BANQUE PARIBAS HOUSTON AGENCY


                         By: __________________________
                               Name:
                               Title:


                         By: __________________________
                               Name:
                               Title:


                         BANK AUSTRIA CREDITANSTALT
                         CORPORATE FINANCE, INC.
                         F.K.A. Creditanstalt Corporate Finance,
                         Inc.

                         By: /s/ Carl G. Drake
                               Name:  Carl G. Drake
                               Title: Vice President

                         By: /s/ Robert M. Direngor
                               Name:  Robert M. Direngor
                               Title: Executive Vice President






                         HIBERNIA NATIONAL BANK


                         By: /s/ Troy J. Villafarra
                               Name:  Troy J. Villafarra
                               Title: Senior Vice President



                         IMPERIAL BANK, A CALIFORNIA BANKING
                         CORPORATION


                         By: __________________________
                               Name:
                               Title:







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                         ROYAL BANK OF SCOTLAND


                         By: __________________________
                               Name:
                               Title:


                         THE FUJI BANK, LIMITED


                         By: /s/ Teiji Teramoto
                               Name:  Teiji Teramoto
                               Title: Vice President & Manager


                         UNION BANK OF CALIFORNIA, N.A.


                         By: /s/ Richard P. Degrey
                               Name:  Richard P. Degrey
                               Title: Vice President



                         FIRST COMMERCIAL BANK


                         By: /s/ Vincent T. C. Chen
                               Name:  Vincent T. C. Chen
                               Title: Senior Vice President and
                                      General Manager


                         KZH CNC LLC


                         By: /s/ Dennis Kilden
                               Name:  Dennis Kilden
                               Title: Authorized Agent